Facility Restructuring Charge	12 Months Ended
Sep. 30, 2013
Facility Restructuring Charge
Facility Restructuring Charge

4.    Facility Restructuring Charge

        On March 12, 2013, NBTY initiated a restructuring plan to streamline its operations and improve the profitability and return on invested capital of its manufacturing/packaging and distribution facilities. The restructuring involves the sale or closure of seven of NBTY's manufacturing/packaging and distribution facilities. Facilities that will be impacted by the restructuring include facilities in Carson, California; South Plainfield, New Jersey; Lyndhurst, New Jersey and Wilson, North Carolina.

        The restructuring plan commenced in the second quarter of fiscal 2013 and is expected to be completed in fiscal 2014. The restructuring is expected to result in cumulative charges of approximately $33,000 before tax over that period, of which non-cash charges consist primarily of incremental depreciation of approximately $12,588.

        Facility restructuring charges for the fiscal year ended September 30, 2013 were $16,752 for severance and employee related costs, $12,588 for excess depreciation, and $3,355 for other facility costs.

        The following summarizes the restructuring cash charges recorded and reconciles these charges to accrued expenses:

	Workforce Reductions	Facility Costs	Total
Restructuring accrual—October 1, 2012	$—	$—	$—
Charges	16,752	3,355	20,107
Cash payments	(4,316)	(564)	(4,880)
Other	—	(142)	(142)

Restructuring accrual—September 30, 2013	$12,436	$2,649	$15,085